                                                                    Exhibit 10.1

      SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Second Amendment to Amended and Restated Loan and Security Agreement (the "Second Amendment") is made as of the 12th day of November, 2002 by and between

          Fleet Retail Finance Inc. (in such capacity, the "Agent"), as Agent for the Lenders party to a certain Amended and Restated Loan and Security Agreement dated as of August 3, 2000,

          the Lenders party thereto, and

          and

          Each of the following corporations (collectively, and each individually, the "Borrower"), each of which has its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319:

          The Sports Authority, Inc. (A Delaware corporation)
          The Sports Authority Florida, Inc. (A Florida corporation) The Sports Authority Michigan, Inc. (A Michigan corporation) Authority International, Inc. (A Delaware corporation)

          and

          The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "Lead Borrower"

          and

          The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "Parent"

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

     WHEREAS, on August 3, 2000, the Agent, the Lenders and the Borrowers entered in a certain Amended and Restated Loan and Security Agreement, as amended by a First Amendment to Amended and Restated Loan and Security Agreement dated as of June 8, 2001 (as amended, the "Agreement"); and

     WHEREAS, the Lead Borrower has requested that the Agent and the Lenders agree to amend the Agreement to, among other things, extend the Maturity Date of the Loans; and

     WHEREAS, the Agent, the Lenders, and the Borrowers desire to modify certain of the provisions of the Agreement as set forth herein.

     NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2. Amendment to Article 1. The following definitions contained in Article 1 of the Agreement are hereby amended to read as follows:

          "Commitment": Subject to Section 2:2-20, below, as follows:

                See Exhibit 2-20, annexed hereto.

          "Eurodollar Margin": Commencing on November 12, 2002 and on the
                        first day of each fiscal quarter thereafter, the Eurodollar Margin shall be reset (commencing with the Business Day after the Agent's receipt of the Pricing Certificate (Section ) for loans initiated on or after the date when so set, that is to say Eurodollar contracts in effect at the time of increases/decreases in margin will remain at the margin originally utilized when the contract was opened. The margin in effect at a given time will apply to contracts opened at that time, and shall be based upon the following pricing grid.

                         EURODOLLAR MARGIN PRICING GRID


                  TIER         Performance                              MARGIN
                               Measure                                  (BASIS
                                                                        POINTS)
                  -----------------------------------------------------------------

                  I            average quarterly Availability           150
                               for the preceding fiscal
                               quarter of greater than or
                               equal to $120 Million and
                               EBITDA for the 4 most recent
                               fiscal quarters greater than
                               $70 Million
                  ------------------------------------------------------------------
                  II           average quarterly Availability           175
                               for the preceding fiscal
                               quarter of greater than or
                               equal to $95 Million

                  ------------------------------------------------------------------

                  III          average quarterly Availability           200
                               for the preceding fiscal
                               quarter of greater than or
                               equal to $65 Million and less
                               than $95 Million
                  ------------------------------------------------------------------
                  IV           average quarterly Availability           225
                               for the preceding fiscal
                               quarter of less than $65 Million
                  ------------------------------------------------------------------

     The calculation of the average quarterly Availability, as set forth above, shall be set forth in the Pricing Certificate and shall be confirmed by the Agent based upon the following calculation:

                  Numerator:  the sum of the dollar amounts of the actual daily
                        Availability for each calendar day of the prior fiscal quarter of the Borrower

                  Denominator: the actual number of calendar days in the same prior fiscal quarter of the Borrower

     The Borrowers must satisfy both requirements contained in the Performance Measures set forth in Level I for such Level to be applicable.

     "Inventory Advance Rate":   (a)  70% from December 15 through September 30,
          inclusive, of each fiscal year of the Borrower.

                  (b) 75% from October 1 through December 14, inclusive, of each fiscal year of the Borrower.

     "Maturity Date":  September 30, 2006.

3. Amendment to Article 2. Article 2 of the Agreement is hereby amended by the addition of the following Section 2-22:


          2-22. Reduction of Commitments. Upon at least two Business Days' prior written notice to the Agent the Borrowers may at any time upon their raising of funds in public debt or equity markets, permanently reduce the Commitments, provided that the Commitments shall not be reduced below a minimum of $250 Million unless there is a Termination Date. Each such reduction shall be in the principal amount of $10 Million or any integral multiple thereof. Each such reduction shall (i) be applied ratably to the Commitments of each Lender and (ii) be irrevocable when given. At the effective time of each such reduction, the Borrowers shall pay to the Agent for application as provided herein any amount by which the aggregate balance of the Loan Account plus the stated amount of all then outstanding L/C's outstanding on such date exceeds the Borrowing Base.

4. Amendment to Article 4. Section 4-19(b) of the Agreement is hereby amended to read as follows:

          (b) Subject to the satisfaction of each of the conditions included in this Section <CWXRef:7:PermittedRepurchase>, the Parent may repurchase its capital stock up to the limits set forth below (each of which repurchase is referred to herein as a "Permitted Repurchase"):

               (i) On the date on which the subject repurchase is to be effected:

                    (A) No Event of Default shall have occurred and none will
               occur by reason of the subject repurchase.

                    (B) If Collateral Availability (i) is not less than $45
               Million for the period immediately prior to the subject repurchase, (ii) will not be less than $45 Million immediately after such repurchase, and (iii) on a pro forma basis for the six
               (6) month period following such repurchase, as reflected on a projection provided to the Agent immediately prior to the subject repurchase (and prepared based on the same methodology and with the same assumptions as those used in the preparation of the Business Plan) ) is not less than $45 Million, the Parent shall be permitted to repurchase up to $20 Million of its capital stock.

                    (C) If Collateral Availability (i) is not less than $50
               Million for the period immediately prior to the subject repurchase,

               (ii) will not be less than $50 Million immediately after such repurchase, and (iii) on a pro forma basis for the six (6) month period following such repurchase, as reflected on a projection provided to the Agent immediately prior to the subject repurchase (and prepared based on the same methodology and with the same assumptions as those used in the preparation of the Business
               Plan)) is not less than $50 Million, the Parent shall be permitted to repurchase up to $25 Million of its capital stock.

                     (D) If Collateral Availability (i) is not less than $55
               Million for the period immediately prior to the subject repurchase, (ii) will not be less than $55 Million immediately after such repurchase, and (iii) on a pro forma basis for the six
               (6) month period following such repurchase, as reflected on a projection provided to the Agent immediately prior to the subject repurchase (and prepared based on the same methodology and with the same assumptions as those used in the preparation of the Business Plan) ) is not less than $55 Million, the Parent shall be permitted to repurchase up to $30 Million of its capital stock.

               (ii) The cumulative amount of funds expended by Borrower for all such repurchases of capital stock shall not in the aggregate exceed $30 Million.

               (iii) For the purposes of calculating Collateral Availability under this Section 4-19(b), Collateral Availability shall be reduced by accounts payable which are beyond credit terms upon which the Borrowers customarily pay.

5. Amendment to Article 5. Section 5-11 of the Agreement is hereby amended to read as follows:

     5-11. Financial Covenant based upon Collateral Availability; Minimum EBITDA. If at any time Collateral Availability is less than $40 Million, then thereafter the Borrower shall not suffer or permit its EBITDA for the previous four (4) fiscal quarters (on a rolling four quarter basis) to be less than $35 Million, tested quarterly as soon as the information is publicly available each fiscal quarter.

6. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect.

7.   Miscellaneous.

          (a) Upon the execution of this Second Amendment the Borrowers shall pay to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $1,256,250.00, which fee shall be fully earned upon the execution of this Second Amendment and not refundable under any circumstances.

          (b) In addition to the Agent's appraisal rights set forth in the Agreement, subsequent to the execution of this Second Amendment, the Borrowers shall permit the Agent to obtain Real Estate appraisals on the Eligible Real Estate, at the Borrowers' expense, conducted by such appraisers as are reasonably satisfactory to the Agent.

          (c) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (d) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          (e) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

          (f) The Borrower shall pay on demand all costs and expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

         IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                             The "Borrowers":
                                             The "Lead Borrower":
                                             The "Parent":

                                             THE SPORTS AUTHORITY, INC.

                                             By      /s/ Mark Iskander
                                                 -------------------------------
                                             Print Name: Mark Iskander

                                             Title:_____________________________


                                             THE SPORTS AUTHORITY FLORIDA, INC.

                                             By     /s/ Mark Iskander
                                                 -------------------------------
                                             Print Name: Mark Iskander

                                             Title:_____________________________


                                             THE SPORTS AUTHORITY MICHIGAN, INC.

                                             By      /s/ Mark Iskander
                                                 -------------------------------
                                             Print Name: Mark Iskander

                                             Title:_____________________________


                                             AUTHORITY INTERNATIONAL, INC.

                                             By      /s/ Mark Iskander
                                                 -------------------------------
                                             Print Name: Mark Iskander

                                             Title:_____________________________

                                               The "Agent":
                                               FLEET RETAIL FINANCE INC.

                                               By       /s/ James J. Ward
                                                     ---------------------------
                                               Print Name:  James J. Ward

                                               Title:___________________________

                                               The "Lenders":
                                               FLEET RETAIL FINANCE INC.

                                               By       /s/ James J. Ward
                                                     ---------------------------
                                               Print Name:  James J. Ward

                                               Title:___________________________

                                               FOOTHILL CAPITAL CORPORATION

                                               By      /s/ Eunnie Kim
                                                     ---------------------------
                                               Print Name: Eunnie Kim

                                               Title:___________________________

                                               HELLER FINANCIAL, INC.

                                               By      /s/ W. Jerome McDermott
                                                     ---------------------------
                                               Print Name: W. Jerome McDermott

                                               Title:___________________________

                                               BANK OF AMERICA, N.A.

                                               By      /s/ Valerie Peppe
                                                     ---------------------------
                                               Print Name: Valerie Peppe

                                               Title:___________________________

                                      CITIZENS BUSINESS CREDIT, A DIVISION OF
                                      CITIZENS LEASING CORPORATION

                                      By      /s/ William L. Benning
                                         ---------------------------------------
                                      Print Name: William L. Benning
                                      Title:____________________________________


                                      FLEET CAPITAL CORPORATION

                                      By      /s/ Rodney G. McSwain
                                         ---------------------------------------
                                      Print Name: Rodney G. McSwain
                                      Title:____________________________________


                                      LASALLE BUSINESS CREDIT, INC.

                                      By      /s/ Ernest J. Abati
                                         ---------------------------------------
                                      Print Name: Ernest J. Abati
                                      Title:____________________________________


                                      THE CIT GROUP/BUSINESS CREDIT, INC.

                                      By      /s/ Elliot Harris
                                         ---------------------------------------
                                      Print Name: Elliot Harris
                                      Title:____________________________________


                                      CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

                                      By      /s/ Paul Truax
                                         ---------------------------------------
                                      Print Name: Paul Truax
                                      Title:____________________________________

                                          NATIONAL CITY COMMERCIAL FINANCE, INC.

                                          By /s/ Kathryn C. Ellero
                                             ---------------------------------
                                           Print Name: Kathryn C. Ellero

                                          Title: _____________________________


                                          THE PROVIDENT BANK

                                          By /s/ Michael D. Shover
                                             ---------------------------------
                                          Print Name: Michael D. Shover

                                          Title:_______________________________


                                          JPMORGAN CHASE BANK

                                          By /s/ Courtney Jeans
                                             ----------------------------------
                                          Print Name: Courtney Jeans

                                          Title:_______________________________


                                          GMAC BUSINESS CREDIT, LLC

                                          By /s/ Thomas Maiale
                                            -----------------------------------
                                          Print Name: Thomas Maiale

                                          Title:_______________________________

                                          AMSOUTH BANK

                                          By /s/ Frank D. Marsiano
                                            -----------------------------------
                                          Print Name: Frank D. Marsiano

                                          Title:_______________________________


                                          WHITEHALL BUSINESS CREDIT CORPORATION

                                          By /s/ Otto Brunke
                                             ----------------------------------
                                          Print Name: Otto Brunke

                                          Title:_______________________________

                                 EXHIBIT 2:2-20

         ----------------------------------------------------------------------------------
         LENDER                                    DOLLAR COMMITMENT       COMMITMENT
                                                                           PERCENTAGE
         ----------------------------------------------------------------------------------
         Fleet Retail Finance Inc.                 $29,000,000               8.6567
         ----------------------------------------------------------------------------------
         Foothill Capital Corporation              $37,000,000              11.0448
         ----------------------------------------------------------------------------------
         Heller Financial, Inc.                    $25,000,000               7.4627
         ----------------------------------------------------------------------------------
         Bank of America, N.A.                     $35,000,000              10.4478
         ----------------------------------------------------------------------------------
         Citizens Business Credit, a Division      $15,000,000               4.4776
         of Citizens Leasing Corporation
         ----------------------------------------------------------------------------------
         Fleet Capital Corporation                 $15,000,000               4.4776
         ----------------------------------------------------------------------------------
         LaSalle Business Credit, Inc.             $15,000,000               4.4776
         ----------------------------------------------------------------------------------
         The CIT Group/Business Credit, Inc.       $30,000,000               8.9552
         ----------------------------------------------------------------------------------
         Congress Financial Corporation            $32,000,000               9.5522
         (Southwest)
         ----------------------------------------------------------------------------------
         National City Commercial Finance, Inc.    $25,000,000               7.4627
         ----------------------------------------------------------------------------------
         The Provident Bank                        $ 8,000,000               2.3881
         ----------------------------------------------------------------------------------
         JPMorgan Chase Bank                       $15,000,000               4.4776
         ----------------------------------------------------------------------------------
         GMAC Business Credit, LLC                 $23,000,000               6.8657
         ----------------------------------------------------------------------------------
         AmSouth Bank                              $18,000,000               5.3731
         ----------------------------------------------------------------------------------
         Whitehall Business Credit Corporation     $13,000,000               3.8806
         ----------------------------------------------------------------------------------